UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2006

AutoNation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 SE 6th Street, Ft. Lauderdale, Florida		33301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 769-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In 2002, the Board of Directors of AutoNation, Inc. (the "Company") adopted, and the Company’s stockholders approved, the AutoNation, Inc. Senior Executive Incentive Bonus Plan (the "Plan"), which provides for a performance-based annual bonus program for senior executive officers. A copy of the Plan was filed as Exhibit A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2002. The Plan is administered by the Executive Compensation Subcommittee (the "Subcommittee") of the Compensation Committee of the Board of Directors of the Company.

On February 6, 2006, the Subcommittee selected participants in the Plan for 2006, established specific annual performance goals and set target awards for participants in the Plan for 2006. The Subcommittee selected the following senior executive officers to participate in the Plan for 2006: the Company’s Chairman and Chief Executive Officer; President and Chief Operating Officer; Executive Vice President and Chief Financial Officer; and Executive Vice President, General Counsel & Secretary. The performance goals under the Plan for 2006 that were established by the Subcommittee are based upon the achievement of specified levels of operating income per share (minus a charge for capital deployed for acquisitions or share repurchases) and operating income as a percentage of gross profit for the Company during 2006. The Subcommittee also established an objective standard for calculating the amount of the target award for each Plan participant.

The performance goals established under the Plan for 2006 also constitute the performance goals that have been established for the 2006 corporate bonus plan to ensure that bonus-eligible corporate associates are fully aligned as a team to achieve improved operating performance for our existing business and to deploy capital effectively and profitably.

In administering the Plan, the Subcommittee’s objective is to create a direct link between pay and performance for the Company’s senior executives. The Subcommittee retains absolute "negative discretion" to eliminate or reduce the amount of any award under the Plan and to make all determinations under the Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoNation, Inc.

February 10, 2006	By:	/s/ Jonathan P. Ferrando

Name: Jonathan P. Ferrando
Title: Executive Vice President, General Counsel and Secretary